Exhibit 10-1

SUBSCRIPTION AGREEMENT

CPG International Holdings LP

c/o AEA Investors LLC

55 East 52nd Street

New York, New York 10055

Attention: General Counsel

Re:	Subscription for Class A Limited Partnership

Interests in CPG International Holdings LP

Ladies and Gentlemen:

•Subscription.

•          Contribution. The undersigned (the “Subscriber”) irrevocably and unconditionally subscribes for and agrees to acquire Class A Units of limited partnership interests (the “Interests”) in CPG International Holdings LP (the “Partnership”). The issuance by the Partnership of the Interests is in consideration of the Subscriber’s agreement to contribute capital to the Partnership in the amount and type set forth on Schedule 1 hereto (the “Capital Contribution”) on the terms and conditions described herein and in the Agreement of Limited Partnership, dated as of May 10, 2005, as amended in January 2007 and February 2008 (the “Partnership Agreement”) supplied herewith. Capitalized terms used herein have the meanings given to them in the Partnership Agreement unless otherwise defined herein. The Subscriber’s obligation to make the Capital Contribution to the Partnership for the Interests shall be complete and binding upon the execution of this Subscription Agreement and the Subscriber’s Capital Contribution shall be payable as directed by CPH Holding I LLC, the General Partner of the Partnership.

•          Delivery of Subscription Agreement. The Subscriber hereby delivers one executed copy of this Subscription Agreement to the Partnership, c/o AEA Investors LLC, 55 East 52nd Street, New York, New York 10055, Attention: __________ .

•          Acceptance. This Subscription Agreement is subject to the acceptance of the General Partner. The General Partner reserves the right to accept or reject any subscription or any portion thereof. Upon such acceptance, this Subscription Agreement shall become a binding agreement between the Partnership and the Subscriber.

•          Closing. The closing of the issuance of the Interests shall occur on or about __________, ____, or on such other date as the General Partner of the Partnership, in its sole discretion may determine (the “Closing Date”).

•          Other Subscription Agreements. The Partnership has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements”) with other parties (the “Other Subscribers”), providing for the acquisition by and issuance to the Other Subscribers of Interests. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the acquisitions by you and issuance to you of Interests and the Other Subscribers are separate acquisitions and issuances.

•          Adoption of Partnership Agreement. From and after the Closing Date, the Subscriber hereby adopts, accepts, and agrees to be bound by all terms and conditions of the Partnership Agreement and to perform all obligations therein imposed upon the Subscriber in his capacity as a Limited Partner of the Partnership.

•Subscriber Representations, Warranties and Agreements.

•          In connection with the acquisition of the Interests hereunder, the Subscriber represents and warrants to, and agrees with, the Partnership that:

•          the Interests to be acquired by Subscriber pursuant to this Subscription Agreement will be acquired for Subscriber’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, and the Interests will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

•          the offering of the Interests was made only through direct, personal contact between the undersigned and a representative of the Partnership; the Subscriber understands that the Partnership will rely on the accuracy and completeness of the information set forth herein in complying with its obligations under applicable state and federal securities statutes and regulations; and the Subscriber has been advised that the Interests have not been registered with the Securities and Exchange Commission under the 1933 Act or with any state securities regulatory agency and understands that the Interests are being offered in reliance upon certain exemptions from registration under applicable state and federal securities statutes;

•          the Subscriber is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in the Interests; the Subscriber is able to bear the economic risk of his investment in the Interests for an indefinite period of time because the Interests have not been registered under the Securities Act; and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

•          the Subscriber has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Interests and has had full access to such other information concerning the Partnership and any of its subsidiaries as he has requested; the Subscriber has had the opportunity to consult with an attorney, an accountant, and/or a personal advisor with respect to the investment in the Interests; and the Subscriber acknowledges that the Partnership has made available to the Subscriber or other personal advisors the opportunity to obtain additional information to verify the accuracy of the information provided by the Partnership and to evaluate the risks and merits of this investment;

•          this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable in accordance with its terms, and the execution, delivery and performance of this Subscription Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party or any judgment, order or decree to which the Subscriber is subject; and

•          the Subscriber is a resident of the State set forth beneath the Subscriber’s name on the signature page hereto.

•          The Subscriber acknowledges that, except as provided for in the Partnership Agreement, he may not sell, transfer, assign, pledge, dispose of, grant a security interest in, mortgage, hypothecate, encumber or permit or suffer any encumbrance on all or any portion of the Subscriber's Interests including any interest in the profits or capital of the Partnership (the commission of any such act, or any such similar act in relation to a person’s beneficial interest in the Partnership being referred to as a “Transfer”), unless the General Partner consents to the Transfer and the Transfer is registered under the Securities Act or an exemption from such registration is available. The Subscriber also understands that the Transfer of such Subscriber's Interests is restricted by the provisions of the Partnership Agreement and state securities laws.

•Indemnity. The Subscriber agrees to indemnify and hold harmless the General Partner, the Partnership, the AEA Parties and each of their respective affiliates, and each direct or indirect member, general or limited partner, shareholder, employee, officer, director and agent of any of them (up to a maximum aggregate amount equal to the Subscriber’s Capital Contribution, together with any undistributed Partnership income, profits or property to which he may be entitled on account of his Interests), against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever, including the fees and disbursements of counsel), arising out of or based upon any breach or failure by the Subscriber to comply with any representation, warranty, covenant, or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

•Miscellaneous.

•          Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

•          Revocability. This Subscription Agreement may not be withdrawn or revoked by the Subscriber in whole or in part without the consent of the General Partner.

•          Counterparts. This Subscription Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

•          Successors and Assigns. Except as otherwise provided herein, this Subscription Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees, legal representatives and, in the case of the Partnership, its assigns. The obligations of the Subscriber, and the agreements, representations, warranties, and acknowledgments herein, shall be binding upon the Subscriber's heirs, executors, administrators, successors, trustees, legal representatives and permitted assigns.

•          Assignability. This Subscription Agreement is not transferable or assignable by the Subscriber.

•          Entire Agreement. Except as stated or referred to herein, this instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements.

•          Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of the New York applicable to agreements made and to be performed in that state.

[signature page follows]

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the ___ day of _______, ____ .

SUBSCRIBER:
Signature
Print Name:
State of Residence

Subscriber's Taxpayer I.D. No.:

Subscriber's address for notices:

SUBSCRIPTION ACCEPTED AS OF
CPG INTERNATIONAL HOLDINGS LP
By:
CPH Holding I LLC
Its General Partner
By: